VORNADO REALTY TRUST


                    (a Maryland real estate investment trust)


                           PLACEMENT AGENCY AGREEMENT







Dated:  February 25, 2002


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                              VORNADO REALTY TRUST
                    (a Maryland real estate investment trust)
                           PLACEMENT AGENCY AGREEMENT

                                                               February 25, 2002

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
North Tower
4 World Financial Center
New York, New York  10080

Ladies and Gentlemen:

         Vornado Realty Trust, a Maryland real estate investment trust (the "Company"), and Vornado Realty L.P., a Delaware limited partnership (the "Operating Partnership"), each confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" or the "Placement Agent"), to act as placement agent for the Company with respect to the issue and sale by the Company to, and the purchase by, Cohen & Steers Quality Income Realty Fund, Inc., a Maryland corporation (the "Fund"), of 884,543 common shares of the Company (the "Common Shares" or the "Securities").

         It is contemplated that the Securities will be issued by the Company to the Fund at a purchase price per share of $42.96, representing aggregate gross proceeds to the Company of $37,999,967.28. In acting as the Placement Agent, Merrill Lynch will seek to place the securities with the Fund on a best efforts basis, acting as the Company's agent and not as a principal in the placement of the Securities. Merrill Lynch may separately engage, at its own expense and with the prior approval of the Company, sub-agents as it may deem necessary or appropriate.

         The Company has filed with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-3, including a prospectus relating to the Common Shares and other securities of the Company for the registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statements have been declared effective by the Commission. A prospectus supplement reflecting the terms of the Common Shares, the terms of the offering thereof and the other matters set forth therein has been prepared or will be prepared and will be filed in accordance with the provisions of paragraph (b) of Rule 424 ("Rule 424(b)") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424(b), is hereinafter called the "Prospectus Supplement." Such registration statements, as amended at the date hereof, including all documents incorporated or deemed to be incorporated by reference therein and the exhibits thereto, and schedules thereto, if any, are hereinafter called the "Registration Statement" and the base prospectus included therein and relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is hereinafter called the "Prospectus", except that if such base prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed

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pursuant  to  Rule  424(b),  the  term  "Prospectus"  shall  refer  to the  base prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement or the Prospectus or any amendment or supplement to either of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated," "described," "discussed" or "set forth" in the Registration Statement or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act, which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

         As used herein, the term "subsidiary" means a corporation, a partnership, or limited liability company, a majority of the outstanding voting stock, partnership or membership interests, as the case may be, of which is controlled, directly or indirectly, by the Company, the Operating Partnership, or by one or more other subsidiaries of the Company or the Operating Partnership.

         SECTION 1. Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to the Placement Agent as of the date hereof, and as of the Closing Time referred to in Section 2(b) hereof, and agrees with the Placement Agent, as follows:

          (i) Incorporated Documents. The documents incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use in the Registration Statement or the Prospectus, in each case as amended or supplemented, relating to such Common Shares;

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          (ii)  Compliance  with  Registration  Requirements.  The  Registration
     Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use in the Prospectus as amended or supplemented relating to such Common Shares;

          (iii) No Material Adverse Change in Business. Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been any change in the capitalization or long-term debt of the Company or any material adverse change in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (iv) Good Standing of the Company. The Company is a real estate investment trust duly formed and existing under the laws of the State of Maryland in good standing with the State Department of Assessments and Taxation of Maryland, with trust power to own, lease and operate its properties and to conduct its business substantially as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole;

          (v) Qualification as a REIT. The Company is organized in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and currently intends to operate in a manner which allows it to continue to meet such requirements;

          (vi) Good Standing of the Operating Partnership. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has partnership power and authority to own, lease and operate its properties and to conduct its business substantially as described in the Prospectus and is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material

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     adverse effect on the condition,  financial or otherwise,  or the earnings, business affairs or business prospects of the Operating Partnership; all of the issued and outstanding limited partnership interests in the Operating Partnership have been duly authorized and validly issued and are fully paid and nonassessable; the Company is the sole general partner of, and owned an approximately 86% common limited partnership interest in, the Operating Partnership as of September 30, 2001;

          (vii) Good Standing of Subsidiaries. Each subsidiary of the Company, other than the Operating Partnership, which is covered in paragraph (vi) above, has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its organization and has power and authority to own, lease and operate its properties and to conduct its business substantially as described in the Prospectus and is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company or the Operating Partnership, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole and except as disclosed in the Prospectus;

          (viii) Capitalization. The Company has an authorized capitalization as set forth in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001 (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to the terms of reservations, agreements or employee benefit plans, including, without limitation, the Vornado Realty Trust Omnibus Share Plan, dividend reinvestment plans and employee or director stock option plans, the redemption of units of the Operating Partnership or the exercise of options outstanding on the date hereof), and all of the issued and outstanding shares of beneficial interest of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

          (ix) Authorization and Description of Securities. The Common Shares have been duly authorized, and, when the Common Shares are issued and delivered to the Fund pursuant to the Purchase Agreement between the Company and the Fund dated the date hereof (the "Purchase Agreement"), such Common Shares will be duly and validly issued and fully paid and nonassessable; the Common Shares conform to the description thereof contained in the Prospectus under the captions "Description of Shares of Beneficial Interest" and "Supplemental Description of Shares of Beneficial Interest";

          (x) Absence of Conflicts and Defaults. The issue and sale of the Common Shares and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary trust action and, except as would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole, will not conflict with or result in a breach or violation of any of the

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     terms or  provisions  of, or  constitute a default  under,  any  indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended and Restated Declaration of Trust, as amended, or Amended and Restated Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental authority, agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Common Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been, or will have been prior to the Closing Time (as defined below), obtained under the 1933 Act and the 1933 Act Regulations;

          (xi) Authorization of this Agreement. This Agreement has been duly authorized by all necessary trust action of the Company and all necessary partnership action of the Operating Partnership and has been executed and delivered by the Company and the Operating Partnership;

          (xii) Absence of Proceedings. Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations which have not been so filed;

          (xiii) No Violations or Defaults. Neither the Company nor any of its subsidiaries is in violation of its organizational documents or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound, which default would have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

          (xiv) Accuracy of Certain Descriptions. The statements set forth in the Prospectus under the captions "Description of Shares of Beneficial Interest", "Supplemental Description of the Shares of Beneficial Interest", "Federal Income Tax Considerations" and "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair summaries; Investment Company Act. Neither the Company nor the Operating Partnership is subject to registration as an "investment company" under the Investment Company Act;

          (xv) Independent Public Accountants. Each of (a) Deloitte & Touche LLP, who has certified certain financial statements and financial statement schedules of the Company and its


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     subsidiaries  included or  incorporated  by reference  in the  Registration
     Statement, and (b) Arthur Andersen LLP, who has certified certain financial information relating to Charles E. Smith Commercial Realty L.P. contained in the Company's Current Report on Form 8-K dated October 19, 2001, which financial information is incorporated by reference into the Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations;

          (xvi) Financial Statements. The financial statements and the financial statement schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated, the results of their operations for the periods specified and the information required to be stated therein; and said financial statements and financial statement schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The selected financial data included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the consolidated financial statements included or incorporated by reference in the Registration Statement. Any pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and present fairly the information shown therein; the pro forma adjustments, if any, have been properly applied to the historical amounts in the compilation of such statements, and in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein;

          (xvii) Title to Property. Except as otherwise disclosed in the Prospectus, and except as would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole:
     (i) each of the Company and its subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by such party, in each case free of all liens, encumbrances and defects; (ii) all of the leases under which the Company or any of its subsidiaries holds or uses real property or assets as a lessee are in full force and effect, and neither the Company nor any of its subsidiaries is in material default in respect of any of the terms or provisions of any of such leases and no claim has been asserted by anyone adverse to any such party's rights as lessee under any of such leases, or affecting or questioning any such party's right to the continued possession or use of the leased property or assets under any such leases; (iii) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets of the Company or any of its subsidiaries that are required to be disclosed in the Prospectus are disclosed therein; (iv) neither the Company, any of its subsidiaries nor, to the knowledge of the Company, any lessee of any portion of any such party's properties is in default under any of the leases pursuant to which the Company or any of its subsidiaries leases its properties and neither the Company nor any of its subsidiaries knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (v) no tenant under any lease pursuant to which the Company or any of its subsidiaries leases its properties has an option or right of first refusal to purchase the premises leased thereunder; (vi) to the best of its knowledge, each of the properties of the Company or any of its subsidiaries complies with all applicable codes and zoning laws and regulations; and (vii) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened condemnation, zoning change or other proceeding or

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     action that will in any manner affect the size or use of,  improvements  or construction on or access to the properties of the Company or any of its subsidiaries;

          (xviii) Environmental Laws. Except as otherwise disclosed in the Prospectus, or as is not reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole:

              a. each of the Company and its subsidiaries is in compliance with all applicable laws relating to pollution or the discharge of materials into the environment, including common law relating to damage to property or injury to persons ("Environmental Laws"), each of the Company and its subsidiaries currently holds all governmental authorizations required under Environmental Laws in order to conduct their businesses as described in the Prospectus, and neither the Company nor any of its subsidiaries has any basis to believe that any such governmental authorization may be modified, suspended or revoked, or cannot be renewed in the ordinary course of business;

              b. there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, threatened release, or disposal of any material (including radiation and noise), that could form the basis of any claim (whether by a governmental authority or other person or entity) under Environmental Laws for cleanup costs, damages, penalties, fines, or otherwise, against any of the Company or its subsidiaries, or against any person or entity whose liability for such claim may have been retained by any of the Company or its subsidiaries, whether by contract or law; and

              c. the Company and its subsidiaries have fully disclosed to the Placement Agent or counsel for the Placement Agent all studies, reports, assessments, audits and other information in their possession or control relating to any pollution or release, threatened release or disposal of materials regulated under Environmental Laws on, at, under, from or transported from any of their currently or formerly owned, leased or operated properties, including, without limitation, all information relating to underground storage tanks and asbestos containing materials.

          (xix) No Stabilizing Actions. Neither the Company nor the Operating Partnership has taken, and neither the Company nor the Operating Partnership will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Shares.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.


         SECTION 2. Placement Agent Fees.

         (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to pay Merrill Lynch a fee (the "Fee") as compensation in full by the Company, based upon the aggregate amount of Securities sold, as calculated


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in accordance  with the provisions of this Section for its services  pursuant to this Agreement. The Fee will equal 5.125% of the purchase price of all Securities sold to the Fund pursuant to this Agreement.

         (b) On the date on which the Fund purchases the Securities from the Company in accordance with this Agreement (the "Closing Time"), but in no event prior to the Company's receipt of the purchase price for the Securities, the Company shall pay the Fee to the Placement Agent in cash by wire transfer of immediately available funds to a bank account designated by the Placement Agent.

         SECTION 3. Covenants of the Company. The Company covenants with the Placement Agent as follows:

         (a) Delivery of Registration Statements. The Company has furnished or will deliver to the Placement Agent and counsel for the Placement Agent, without charge, copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T of the Commission.

         During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Common Shares, the Company will inform the Placement Agent of its intention to file any amendment to the Registration Statement or any supplement to the Prospectus; will furnish the Placement Agent with copies of any such amendment or supplement a reasonable time in advance of filing; and will not file any such amendment or supplement in a form to which the Placement Agent or counsel to the Placement Agent shall reasonably object (it being understood that the terms "amendment" and "supplement" do not include documents filed by the Company pursuant to the 1934 Act).

         (b) Delivery of Prospectus. The Company will furnish to the Placement Agent, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as the Placement Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T of the Commission.

         (c) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), so as to permit the completion of the distribution of the Common Shares as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Common Shares, any event shall occur or condition shall exist as a result of which it is necessary for the Company to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Placement Agent such number of copies of such amendment or supplement as the Placement Agent may reasonably request.

         (d) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (e) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Common Shares in the manner specified in the Prospectus under "Use of Proceeds."

         (f) Listing. The Company will use its best efforts to effect the listing of the Common Shares on the New York Stock Exchange.

         SECTION 4. Payment of Expenses.

         (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation and printing of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Common Shares, (iii) the preparation, issuance and delivery of the certificates for the Common Shares to the Fund, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Common Shares to the Fund, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification, if any, of the Common Shares under state securities laws, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agent in connection therewith and in connection with the preparation of a Blue Sky Survey and any supplement thereto, if any, (vi) the printing and delivery to the Placement Agent of the Prospectus and any amendments or supplements thereto,
(vii) the fees and expenses of any transfer agent or registrar for the Common Shares, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Placement Agent in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Common Shares and (ix) the fees and expenses incurred in connection with the listing of the Common Shares on the New York Stock Exchange. It is understood, however, that, except as provided in this Section and Sections 5(i) and 6 hereof, the Placement Agent will pay all of its own costs and expenses, including the fees of its counsel.

         (b) Termination of Agreement. If this Agreement is terminated by the Placement Agent in accordance with the provisions of Section 5 or Section 9(a)(i), the Company shall reimburse the Placement Agent for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Placement Agent.

         SECTION 5. Conditions of Placement Agent's Obligations. The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement. No stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Placement Agent. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Act Regulations.

         (b) Opinion of Counsel for Company. At Closing Time, the Placement Agent shall have received the opinion, dated as of Closing Time, of Sullivan & Cromwell, counsel for the Company, in form and substance reasonably satisfactory to counsel to the Placement Agent, to the effect set forth in Exhibit A.

         (c) Opinion of Special Maryland Counsel for Company. At Closing Time, the Placement Agent shall have received the opinion, dated as of Closing Time, of Ballard Spahr Andrews & Ingersoll LLP, special Maryland counsel for the
Company, in form and substance reasonably satisfactory to counsel to the Placement Agent, to the effect set forth in Exhibit B.

         (d) Opinion of Counsel for Placement Agent. At Closing Time, the Placement Agent shall have received the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Placement Agent, with respect to the matters set forth in clauses (i), (v) and (vi) in the opinion and (i) in the letter in Exhibit A hereto. In giving such opinion such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, and the Placement Agent shall have received a certificate of the Chairman or President, and the Executive Vice President - Finance and Administration, Chief Financial Officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of such officers' knowledge, are pending or are contemplated by the Commission.

         (f) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Placement Agent shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

         In addition, at the time of the execution of this Agreement, the Placement Agent shall have received from Arthur Andersen LLP a letter, in form and substance satisfactory to the Placement Agent, containing statements and information as may be requested by the Placement Agent and counsel for the Placement Agent, with respect to certain financial information relating to Charles E. Smith Commercial Realty L.P. contained in the Company's Current Report on Form 8-K dated October 19, 2001, which financial information is incorporated by reference into the Prospectus.

         (g) Bring-down Comfort Letter. At Closing Time, the Placement Agent shall have received from each of Deloitte & Touche LLP and Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in their respective letters furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

         (h) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

         (i) Additional Documents. At Closing Time counsel for the Placement Agent shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent.

         (j)  Termination  of  Agreement.  If any  condition  specified  in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Placement Agent by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. Indemnification.

         (a) Indemnification of Placement Agent. The Company and the Operating Partnership each agree to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) below, the fees and disbursements of counsel chosen by the Placement Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto).

         (b) Indemnification of Company, Operating Partnership, Trustees, Partners and Officers. The Placement Agent agrees to indemnify and hold harmless the Company, the Operating Partnership, their respective trustees or partners, each of the officers who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment thereto) in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment thereto).

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Placement Agent, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel in accordance with Section 6(a)(iii) hereof, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, (iii) such indemnifying party, if it has not theretofore paid such reimbursement, is requested again to pay reimbursement at least five, but not more than ten, days prior to such settlement being entered into, and (iv) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Placement Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company on the one hand and the Placement Agent on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Fee and any discounts or commissions received by the Placement Agent.

         The relative fault of the Company on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.

The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price of the Securities placed by it exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Placement Agent, and each trustee, or partner, as the case may be, of the Company or the Operating Partnership, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Operating Partnership, as the case may be.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or any controlling person of the Placement Agent, or by or on behalf of the Company or any officer or trustee or partner or controlling person of the Company of the Operating Partnership, and shall survive delivery of the Securities to the Fund.

         SECTION 9. Termination of Agreement.

         (a) Termination; General. The Placement Agent may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of such exchanges or by order of the Commission or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated at North Tower, 4 World Financial Center, New York, New York 10080, attention of Mark Landau; notices to the Company and the Operating
Partnership shall be directed to it at 888 Seventh Avenue, New York, New York 10019, attention of the Executive Vice President - Finance and Administration, Chief Financial Officer.

         SECTION 11. Parties. This Agreement shall each inure to the benefit of and be binding upon the Placement Agent, the Company, the Operating Partnership and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Placement Agent, the Company, the Operating Partnership and their respective successors and the controlling persons and officers, trustees and partners referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent, the Company, the Operating Partnership and their respective successors, and said controlling persons and officers, trustees and partners and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Placement Agent shall be deemed to be a successor by reason merely of such purchase.

         SECTION 12. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 13. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Placement Agent, the Company and the Operating Partnership in accordance with its terms.

                                        Very truly yours,

                                        VORNADO REALTY TRUST


                                        By:
                                            /s/ STEVEN ROTH
                                           -------------------------------------
                                           Name:  Steven Roth
                                           Title: Chief Executive Officer


                                        VORNADO REALTY L.P.

                                        By:  Vornado Realty Trust,
                                        its General Partner

                                        By:
                                            /s/ STEVEN ROTH
                                           -------------------------------------
                                           Name:  Steven Roth
                                           Title: Chief Executive Officer

CONFIRMED AND ACCEPTED,
    as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED



By:
    /s/ MARK LANDAU
   -------------------------------------
          Authorized Signatory

                                                                       EXHIBIT A

                      FORM OF OPINION OF COMPANY'S COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)

         (i) The Company is a real estate investment trust duly organized and existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland;

         (ii) The Company has the trust power to own, lease and operate its properties and to conduct its business substantially as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Purchase Agreement;

         (iii) The Operating Partnership is a limited partnership duly organized and existing under the laws of the State of Delaware and has the partnership power and authority to own, lease and operate its properties and conduct its business substantially as described in the Prospectus;

         (iv) The Common Shares have been duly authorized and validly issued and are fully paid and nonassessable;

         (v) This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership;

         (vi) The Registration Statement has been declared effective under the 1933 Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending under the 1933 Act;

         (vii) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Common Shares by the Company to the Fund have been obtained or made; provided, however, that for purposes of this paragraph (viii), such counsel need not express any opinion with respect to state securities laws that may be applicable to the issuance, sale or delivery of the Common Shares;

         (viii) The execution and delivery by the Company and the Operating Partnership of the Purchase Agreement, the issuance of the Common Shares and the sale of the Common Shares by the Company to the Fund pursuant to the Purchase Agreement do not, and the performance by the Company of its obligations under this Agreement will not, (A) violate the Company's Amended and Restated Declaration of Trust, as amended, or the Company's Amended and Restated Bylaws or the certificate of limited partnership of the Operating Partnership, (B) violate any court order or administrative decree known to such counsel or any Federal law of the United States or law of the State of New York applicable to the Company or the Operating Partnership, or (C) result in a default under or breach of any agreement filed as an exhibit to the Company's most recent Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K under Item 601(b)(10) of Regulation S-K, subject in the case of clauses (A), (B) and (C) of this paragraph (viii), to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that for purposes of this paragraph (ix), such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws, fraudulent transfer laws or the Employee Retirement Income Security Act of 1974 and related laws;

         (ix) Such counsel shall confirm (i) the opinion that, commencing with its taxable year ending December 31, 1993, the Company has been organized in conformity with the requirements for qualification as a REIT under the Code, and its proposed method of operation will enable it to satisfy the requirements for qualification and taxation as a REIT and (ii) that the discussion set forth under the caption "Federal Income Tax Considerations" in the Prospectus Supplement dated February 25, 2002 to the extent it describes matters of law or legal conclusions, is correct in all material respects; in providing such opinion, such counsel may rely (i) upon the statements and representations contained in certificates provided by the Company and Two Penn Plaza REIT, Inc.,
(ii) without independent investigation, upon statements and representations contained in a certificate provided by Alexander's, Inc., (iii) without investigation, upon an opinion of Shearman & Sterling concerning the qualification of Alexander's as a REIT for federal income tax purposes and (iv) upon any other certificates or opinions of counsel as deemed necessary or appropriate in rendering such opinion and subject to an analysis of the Code, Treasury Regulations thereunder, judicial authority and current administrative rulings and such other laws and facts as deemed relevant and necessary; and

         (x) Neither the Company nor the Operating Partnership is an "investment company", as such term is defined in the Investment Company Act of 1940.

         In giving this opinion, Sullivan & Cromwell may state that such opinion is limited to the Federal laws of the United States of America, the laws of the State of New York, the Laws of the State of Maryland and the Revised Uniform Limited Partnership Act of the State of Delaware, and such counsel express no opinion as to the effect of the laws of any other jurisdiction; and such counsel may rely (1) as to certain matters, upon information obtained from public officials, officers of the Company and its subsidiaries and other sources believed by them to be responsible and (2) as to all matters of Maryland law, on the opinion of Ballard Spahr Andrews & Ingersoll, LLP, and such counsel's opinion may be subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in such opinion of Ballard Spahr Andrews & Ingersoll, LLP. Such counsel may assume that the certificates for the Common Shares conform to the specimen thereof examined by them and have been duly countersigned and registered by a registrar and transfer agent of the Common Shares, that this Agreement has been duly authorized, executed and delivered by the Placement Agent and that the signatures on all documents examined by them are genuine, assumptions which such counsel need not independently verify.

          (i) On the basis of the information which was reviewed in the course of the performance of the services referred to in their opinion considered in the light of their understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience they have gained through their practice under the 1933 Act, such counsel are of the opinion that each part of the Registration Statement, when such part became effective, and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Common Shares, to the requirements of the 1933 Act and the applicable 1933 Act Regulations; and nothing that came to their attention in the course of their review has caused them to believe that, insofar as relevant to the offering of the Common Shares, any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; also, nothing that has come to such counsel's attention in the course of certain procedures (as described in such opinion) has caused such counsel to believe that the Prospectus, as of the date and time of delivery of such letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such opinion may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those made under the captions "Description of Shares of Beneficial Interest" and "Supplemental Description of Shares of Beneficial Interest" in the Prospectus Supplement insofar as they relate to the provisions of documents therein described, and that such does not express any opinion or belief as to the financial statements or schedules or other financial data derived from accounting records contained in the Registration Statement or the Prospectus; and


          (ii) Such counsel does not know of any litigation or governmental proceeding instituted or threatened against the Company or any of its consolidated subsidiaries that would be required to be disclosed in the Prospectus and is not so disclosed; and such counsel does not know of any documents that are required to be filed as exhibits to the Registration Statement and are not so filed or of any documents that are required to be summarized in the Prospectus that are not so summarized.

                                                                       EXHIBIT B


                               FORM OF OPINION OF
                     SPECIAL MARYLAND COUNSEL TO THE COMPANY
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)


         (i) The Company is a real estate investment trust duly organized and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland;

         (ii) The Company has the trust power to own, lease and operate its properties and to conduct its business substantially as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Purchase Agreement;

         (iii) The Company has an authorized capitalization as set forth in the Prospectus under the caption" Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to the terms of reservations, agreements or employee benefit plans, including, without limitation, the Vornado Realty Trust Omnibus Share Plan, dividend reinvestment plans and employee or director stock option plans, or the exercise of options outstanding on the date hereof, and in each case referred to in the Prospects), and all of the issued and outstanding shares of beneficial interest of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; the issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and none of the outstanding shares of beneficial interest of the Company was issued in violation of any preemptive rights of any shareholder of the Company arising under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland ("Title 8") or the Declaration of Trust or Bylaws of the Company;

         (iv) The issuance and sale of the Common Shares to the Fund pursuant to the Purchase Agreement have been duly authorized, and, when issued and delivered by the Company against payment therefor pursuant to this Agreement and the resolutions of the Board of Trustees and the duly authorized committee thereof authorizing their issuance, the Common Shares will be validly issued, fully paid and nonassessable;

         (v) The information in the Prospectus under the heading "Description of Shares of Beneficial Interest" in the Prospectus and "Supplemental Description of Shares of Beneficial Interest" in the Prospectus Supplement, to the extent that it constitutes matters of Maryland law, summaries of legal matters, documents or proceedings or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

         (vi) The Common Shares conform in all material respects as to matters of Maryland law to the description thereof contained under the caption "Description of Shares of Beneficial Interest" in the Prospectus and "Supplemental Description of Shares of Beneficial Interest" in the Prospectus Supplement and the form of certificate evidencing the Common Shares is in due and proper form in accordance with Title 8;

         (vii) The issuance of the Common Shares is not subject to any preemptive or similar rights arising under Title 8, the Declaration of Trust or the Bylaws of the Company;

         (viii) No authorization, approval, consent or order of any court or governmental authority or agency of the State of Maryland is required in connection with the offering, issuance or sale of the Common Shares to the Fund, except such as may be required under the 1933 Act or the 1933 Act Regulations or securities laws or regulations of any state or other jurisdiction;

         (ix) This Agreement has been duly authorized by all necessary trust action of the Company, executed and, so far as is known to us, delivered by the Company;

         (x) The execution and filing of Articles Supplementary relating to the Common Shares (the "Articles Supplementary") have been duly authorized by the Company and the Articles Supplementary have been executed in accordance with Title 8 and have been filed with the SAT; and

         (xi) The execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein and the compliance by the Company with its obligations hereunder will not result in any violation of (A) the provisions of the Amended and Restated Declaration of Trust or Bylaws of the Company or (B) any applicable Maryland law or administrative regulation or, to the best knowledge of such counsel, administrative or court decree of the State of Maryland, except with respect to clause (B), such violations as would not have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, and subject, in the case of clauses (A) and (B), to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


         In giving these opinions, Ballard Spahr Andrews & Ingersoll, LLP may state that such opinions are limited to the laws of the States of Maryland and may rely (1) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and (2) as to the qualification and good standing of the Company or any of its subsidiaries in any other jurisdiction, upon opinions of counsel in such other jurisdictions and certificates of appropriate government officials.





                                      B-2